SUPPLEMENT TO THE PROSPECTUSES

OF

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND

  (the "Fund")

Effective immediately, the prospectuses are revised to reflect the following change:

The sections entitled “Principal Investment Strategies” contained in both the Fund Summaries and The Funds sections for the Fund are amended as follows:

Current language	Replacement language
While we may purchase securities of any maturity or duration, under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 5½ years.

While we may purchase securities of any maturity or duration, under normal circumstances, we expect to maintain an overall portfolio dollar-weighted average effective duration that is within 10% of that of the Fund’s benchmark.  (The Fund’s benchmark, the Barclays U.S. Aggregate Bond index, had a duration of 5.60 years, as of June 30, 2014.)

August 14, 2014                                                                                                                      VT2084/P1412SP